SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

CAPITAL TITLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9396 (Commission File No.)	87-0399785 (IRS Employer Identification No.)

14648 North Scottsdale Road, Suite 125, Scottsdale, AZ (Address of principal executive offices)	85254 (Zip Code)

Registrant’s telephone number, including area code: (480) 624-4200

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 News release issued by the Registrant on July 29, 2003.

Item 12. Results of Operations and Financial Condition

On July 29, 2003 the Registrant released its financial results for its second quarter ended June 30, 2003. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

By:	/s/ MARK C. WALKER	Dated: July 29, 2003
Mark C. Walker Vice President, Chief Financial Officer, Secretary and Treasurer